SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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Baillie Gifford Funds

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BAILLIE GIFFORD FUNDS

Baillie Gifford China Equities Fund, Baillie Gifford Emerging Markets Equities Fund, Baillie Gifford Emerging Markets ex China Fund, Baillie Gifford Global Alpha Equities Fund, Baillie Gifford International Alpha Fund, Baillie Gifford International Concentrated Growth Equities Fund, Baillie Gifford International Growth Fund, Baillie Gifford Long Term Global Growth Fund and Baillie Gifford U.S. Equity Growth Fund

780 Third Avenue
43rd Floor
New York, NY 10017

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

Dear Shareholder,

Notice is hereby given that a Special Meeting (the "Special Meeting") of the shareholders of Baillie Gifford Funds (the "Trust") and each of its above-named series (each a "Fund" and collectively, the "Funds") will be held as a virtual meeting on April 28, 2026 and will begin at 9:00 a.m. ET. Shareholders may register for the Special Meeting at the following web address https://www.viewproxy.com/BaillieGifford/broadridgevsm/. The Special Meeting, and any postponement(s) or adjournment(s) thereof, will be held for the following purposes, which are more fully described in the Proxy Statement accompanying this notice:

Proposal Summary	Fund(s) Voting on the Proposal
1. Election of Trustees (the "Proposal").	All Funds will vote together on a Trust-level basis.
2. Transact such other business as may properly come before the Special Meeting or any postponement(s) or adjournment(s) thereof.	All Funds.

The Board of Trustees of the Trust unanimously recommends that you vote "FOR" the approval of the Proposal.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting
of Shareholders to be Held on April 28, 2026.

The Notice of Special Meeting of Shareholders and Proxy Statement are available at www.proxyvote.com.

The Board of Trustees of the Trust has fixed the close of business on February 9, 2026 as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting or any postponement(s) or adjournment(s) thereof. Only those shareholders who owned shares in a Fund at the close of business on the Record Date can vote at the Special Meeting or any postponement(s) or adjournment(s) thereof.

By order of the Board of Trustees of the Trust,

Gareth Griffiths, Secretary

January 30, 2026

NOTICE: YOUR VOTE IS IMPORTANT. PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING. YOU MAY ALSO VOTE IF YOU ATTEND THE SPECIAL MEETING.

TABLE OF CONTENTS

Overview of the Proposal	2
Proposal: Election of Trustees	3
Further Information About Voting	11
Information About the Trust	13
Appendix A: Name, Address, and Percentage of Ownership of "Principal Holders"	A-1
Appendix B: Audit Oversight Committee Charter	B-1
Appendix C: Nominating and Governance Committee Charter	C-1

PROXY STATEMENT

BAILLIE GIFFORD FUNDS

Baillie Gifford China Equities Fund, Baillie Gifford Emerging Markets Equities Fund, Baillie Gifford Emerging Markets ex China Fund, Baillie Gifford Global Alpha Equities Fund, Baillie Gifford International Alpha Fund, Baillie Gifford International Concentrated Growth Equities Fund, Baillie Gifford International Growth Fund, Baillie Gifford Long Term Global Growth Fund and Baillie Gifford U.S. Equity Growth Fund, each a series of Baillie Gifford Funds (individually a "Fund," collectively the "Funds")

780 Third Avenue
43rd Floor
New York, NY 10017

January 30, 2026

The enclosed proxy is solicited by the Board of Trustees (the "Board" or the "Trustees") of the Baillie Gifford Funds (the "Trust") for use at the Special Meeting of Shareholders of the Trust, to be held as a meeting at 9:00 a.m. (Eastern Time) on April 28, 2026, (the "Special Meeting"), for action upon the matters set forth in the accompanying Notice of Special Meeting of Shareholders (the "Notice"). Shareholders of record at the close of business on February 9, 2026 (the "Record Date") are entitled to attend and vote at the Special Meeting or any postponed or adjourned session thereof. The Notice, this Proxy Statement, and the enclosed proxy card are first being mailed to shareholders on or about January 30, 2026.

To attend and vote at the Special Meeting, please register at https://www.viewproxy.com/BaillieGifford/broadridgevsm/.

The Board has called the Special Meeting and is soliciting proxies from shareholders of each Fund for the purposes listed below:

Proposal Summary	Fund(s) Voting on the Proposal
1. Election of Trustees.	All Funds will vote together on a Trust-level basis.
2. Transact such other business as may properly come before the Special Meeting or any postponement(s) or adjournment(s) thereof.	All Funds.

The Board unanimously recommends that you vote "FOR" the approval of the Proposal discussed below.

Overview of the Proposal

Election of Trustees

As part of the Board's planning efforts to ensure continuity in the oversight of the Trust in light of upcoming scheduled retirements and the Board's continuing discharge of its fiduciary duties to the Trust on a long-term basis, the Board has nominated Maureen A. Miller for election by shareholders of the Trust as a new Trustee effective as of the open of business on April 29, 2026, or such later time as the shareholder meeting will finally adjourn. The Board currently consists of five Trustees and, if the Proposal is approved, will consist of six Trustees immediately following the shareholder meeting. You are being asked to elect all five of the incumbent Trustees and one new nominee, Ms. Miller, to the Board. The incumbent Trustee nominees are Howard W. Chin, Pamela M. J. Cox, John D. Kavanaugh, Donald P. Sullivan Jr. and Michael Stirling-Aird.

All Funds will vote together on the Proposal at a Trust-level basis, and the shareholders of the Funds have the option of voting on the election of each nominee separately. As discussed in greater detail below, the Board, including the Independent Trustees (defined below), has unanimously determined to recommend a vote "FOR" the election of each nominee.

Properly signed and dated proxy cards that are unmarked will be voted "FOR" the Proposal.

PROPOSAL – ELECTION OF TRUSTEES

As part of the Board's planning efforts to ensure continuity in the oversight of the Trust and the Board's continuing discharge of its fiduciary duties to the Trust on a long-term basis, the Board has nominated Maureen A. Miller for election by shareholders of the Trust as a new Trustee effective as of the open of business on April 29, 2026, or such later time as the Special Meeting will finally adjourn. Ms. Miller currently serves as a "Trustee Advisor" to the Trust, whereby she serves at the discretion of the Independent Trustees and is expected to attend and participate in all meetings of the Board and its committees. As Trustee Advisor, Ms. Miller provides views and advice on matters before the Board or its committees but is not a member of the Board and is not entitled to vote on any matters that come before the Board or its committees. The Board currently consists of five Trustees and, if the Proposal is approved, will consist of six Trustees immediately following the Special Meeting. The Board has proposed the following six nominees for election by shareholders (each a "Nominee"), each to hold office during the continued lifetime of the Trust until he or she dies, resigns or is removed or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor in accordance with the Trust's organizational documents and policies adopted by the Board from time to time: Maureen A. Miller, Howard W. Chin, Pamela M. J. Cox, John D. Kavanaugh, Donald P. Sullivan Jr., and Michael Stirling-Aird. Ms. Cox and Messrs. Chin, Kavanaugh, Sullivan and Stirling-Aird are collectively referred to herein as the "Incumbent Trustee Nominees." Ms. Miller is referred to herein as the "New Trustee Nominee." Each of the Nominees has consented to serve or continue to serve, as the case may be, as a Trustee. Certain biographical and other information relating to the Nominees, including each Nominee's experience, qualifications, attributes and skills for Board membership, is set forth below. Five of the Nominees are expected to be Independent Trustees (meaning that they would not be considered "interested persons" of the Trust as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) and one of the Nominees (Mr. Stirling-Aird) would continue to be an Interested Trustee (meaning that he is considered an "interested person" as defined in the 1940 Act) of the Trust by reason of his affiliation with Baillie Gifford Overseas Limited (the "Manager") and his role as an officer of the Trust.

Messrs. Chin and Sullivan and Ms. Cox are Independent Incumbent Trustee Nominees who were previously elected by shareholders. Mr. Kavanaugh is an Independent Incumbent Trustee Nominee, and each of Messrs. Kavanaugh and Stirling-Aird were previously appointed by the Board and are standing for election by shareholders for the first time. Ms. Miller is expected to be an Independent Trustee and is not a successor to any of the current Trustees. If the Proposal is approved, the Board would consist of six Trustees immediately following the Special Meeting.

On December 9, 2025, the Board voted to submit the Incumbent Trustee Nominees and the New Trustee Nominee to a vote of shareholders of the Trust. The Board knows of no reason why any of these Nominees would be unable to serve.

Reason for the Proposal

Section 16(a) of the 1940 Act provides that no person shall serve as a trustee of a registered investment company unless elected to that office by the holders of the outstanding voting securities of such company, at an annual or a special meeting duly called for that purpose; except that vacancies occurring between such meetings may be filled in any otherwise legal manner if immediately after filling any such vacancy at least two-thirds of the trustees then holding office shall have been elected to such office by the shareholders of the company at such an annual or special meeting.

Of the five Incumbent Trustee Nominees, three (Messrs. Chin and Sullivan and Ms. Cox) were elected by shareholders in 2020. Messrs. Kavanaugh and Stirling-Aird were appointed to the Board without a vote of shareholders in 2023 and 2025, respectively, as permitted by Section 16(a) of the 1940 Act as a result of the Board's composition at the time of their respective appointments. Due to the current Board composition, however, it is now necessary to hold a shareholder meeting for the purpose of electing Ms. Miller to the Board. In addition, given that each Trustee's term continues until the next meeting of shareholders called for the purpose of electing Trustees, the Trustees have proposed to elect the whole board. As such, the Board has determined it appropriate that Ms. Cox and Messrs. Chin, Kavanaugh, Sullivan and Stirling-Aird stand for election by the shareholders.

Information About the Board and the Nominees

The Board is responsible for the overall management and supervision of the Trust's affairs and for protecting the interests of shareholders. The Board meets periodically throughout the year to oversee the Trust's activities, review contractual arrangements with certain service providers, monitor compliance with applicable laws and regulations, and review performance. Additional information about the backgrounds and qualifications of the Trustees is provided below.

The Board has two standing committees: the Audit Oversight Committee and the Nominating and Governance Committee. The Audit Oversight Committee and the Nominating and Governance Committee each consist exclusively of all the Independent Trustees, which the Board believes allows each Independent Trustee to develop a broad understanding of all matters affecting the Trust for which the Board and committees are responsible. The committees are integral to the Funds' overall governance and risk management structure.

The Audit Oversight Committee operates pursuant to a written charter, which was most recently amended on December 9, 2025, and is included in Appendix B. The Audit Oversight Committee has oversight over the Trust's accounting and financial reporting policies and practices, its internal controls, and the quality and objectivity of the Trust's financial statements. The Audit Oversight Committee also acts as liaison between the Trust's independent registered public accounting firm and the Board. Mr. Kavanaugh serves as Chair of the Audit Oversight Committee. The Audit Oversight Committee held three meetings during the fiscal year ended December 31, 2025.

The Nominating and Governance Committee operates pursuant to a written charter, which was most recently amended on October 2, 2025, and is included in Appendix C. The Nominating and Governance Committee is responsible for identifying, evaluating, and recommending candidates to serve as Independent Trustees, reviewing the composition of the Board, and reviewing and recommending Independent Trustee compensation. The Nominating and Governance Committee considers and evaluates nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. To submit properly a nominee recommendation for the Nominating and Governance Committee's consideration, a shareholder must submit their recommendation in writing to the Trust, to the attention of the Trust's Secretary, at the address of the principal executive offices of the Trust (c/o Baillie Gifford Overseas Limited, 780 Third Avenue, 43rd Floor, New York, NY 10017). The recommendation must include: (i) biographical information regarding the candidate, the number of shares of each Fund owned of record and beneficially by the candidate (as reported to the recommending shareholder by the candidate), any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, and whether the recommending shareholder believes that the candidate is or will be an "interested person" of the Trust, and, if not an "interested person," information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder's name as it appears on the Trust's books; (iv) the number of all shares of each Fund owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Nominating and Governance Committee may require the candidate to furnish such other information as it may deem necessary or appropriate to determine the eligibility of such candidate to serve as a Trustee of the Trust. The Nominating and Governance Committee has full discretion to reject nominees recommended by shareholders, and there is no assurance that it will determine to nominate any person, even if properly recommended and considered in accordance with this paragraph. Ms. Cox serves as Chair of the Nominating and Governance Committee. The Nominating and Governance Committee met three times during the fiscal year ended December 31, 2025.

The Manager serves as the investment adviser of the Funds pursuant to the Second Amended and Restated Investment Advisory Agreement between the Manager and the Trust, dated June 18, 2021, as amended from time to time. The Manager, subject to the oversight of the Board, is responsible for managing the investment and reinvestment of the assets of each Fund in accordance with each Fund's investment objectives and policies, and also is responsible for management of the risks that arise from the Funds' investments and operations. The Board oversees the Manager and decides upon matters of general policy. The Board's role is one of oversight, not active investment management. This oversight extends to the Funds' risk management processes. In the course of providing oversight, the Board receives a broad range of reports on the Funds' activities, including regarding each Fund's investment portfolio, the compliance of the Funds with applicable laws and regulations, and the Funds' financial accounting and reporting. The Board meets periodically with officers of the Trust and representatives from the Manager. The Board also meets periodically with the Funds' chief compliance officer to receive reports regarding the compliance of the Funds and the Manager with the federal securities laws and regulations and their internal compliance policies and procedures, and receives a report quarterly from the Trust's chief risk officer. In addition, the Board meets periodically with representatives of the Manager to receive reports regarding the management of the Funds, including their investment strategies.

Mr. Stirling-Aird, the Interested Trustee, serves as Chair of the Board. The Trust does not have a lead independent trustee. The Board reviews its leadership structure periodically and believes that its structure is appropriate to enable the Board to oversee the Funds, after taking into account the characteristics of the Funds and their investment strategies and policies. In forming this belief as to the reasonableness of having an interested Chair and no lead independent Trustee, the Board considered several factors, including the following: the relatively small size of the Board, and the fact that each Independent Trustee serves on every committee of the Board; that the Board will consist of one interested Trustee and five Independent Trustees; in light of the Manager's overseas location, the Chair's ability to efficiently mobilize the Manager's resources at the Board's behest and on its behalf; that the Board has had an interested Chair since its inception and that, during this time, the interested Chair has demonstrated the ability to facilitate the flow of information between the Independent Trustees and the Manager; and that the collaborative functioning of the Board has not been hindered by this historical governance structure.

During the fiscal year ended December 31, 2025, the Board met eight times and each Incumbent Trustee Nominee who was then a member of the Board was present for all of the applicable meetings of the Board and all of the applicable meetings of committees on which he or she was then a member.

The following table lists all current Trustees and each Nominee, their names and year of birth, the positions held with the Trust and length of time served, their principal business occupations during the past five years and other directorships held in any publicly-traded company or any registered investment company during the past five years.

There are nine operational Funds in the Trust, all of which are overseen by the Board (and would be overseen by all Nominees, if elected). The address of all current Trustees and each Nominee is c/o Baillie Gifford Overseas Limited, 780 Third Avenue, 43rd Floor, New York, NY 10017. Correspondence intended for a current Trustee may be sent to this address.

Name and Year of Birth	Position(s) Held with Trust	Length of Time Served(1)	Principal Occupation and Other Directorships Held During Past 5 Years(2)
Current Independent Trustees and Independent Trustee Nominees
Howard W. Chin 1952	Nominee, Trustee	Since 2015	Retired. Formerly: Managing Director, Investments, Guardian Life Insurance (financial services).
Pamela M. J. Cox 1952	Nominee, Trustee, Chair of the Nominating and Governance Committee	Trustee since 2017; Committee Chair since 2024	Retired. Formerly: Senior Vice President; Vice President East Asia, World Bank Group (international bank & financial services).
John D. Kavanaugh 1962	Nominee, Trustee, Chair of the Audit Oversight Committee	Trustee since 2023; Committee Chair since 2025	Retired. Formerly: Partner, Ernst and Young, LLP (public accounting).
Maureen A. Miller 1960	Nominee	N/A	Retired. Formerly: Shareholder, VedderPrice P.C. (law firm).
Donald P. Sullivan Jr. 1954	Trustee, Nominee	Since 2020	Retired. Formerly: Senior Vice President, Agency Distribution, Guardian Life Insurance (financial services).
Current Interested Trustee and Interested Trustee Nominee
Michael Stirling-Aird 1977	Nominee, Trustee, Chair of the Board, and President.	Since 2025	Partner, Baillie Gifford & Co (parent of investment adviser).

(1)  An Independent Trustee may serve as a member of the Board until December 31 in the earlier of (i) the year of their 15th year of service as a Board member, and (ii) the year of their 75th birthday. Thereafter, such Trustee offers to tender his or her resignation from the Board, and the Nominating and Governance Committee, at its discretion, makes a recommendation to the Board whether to accept or reject such resignation annually. The Chair of the Board and the officers of the Trust, including the President of the Trust, are elected annually by the Board of Trustees.

(2)  Previous positions during the past five years with Baillie Gifford & Co., the Manager and Baillie Gifford Group are omitted if not materially different from the positions listed.

The following provides an overview of the considerations that led the Board to conclude that each individual currently serving as a Trustee and each Nominee should serve as a Trustee. Generally, no one factor was decisive in the nomination or appointment of an individual to the Board. Among the factors the Board considered when concluding that an individual should serve as a Trustee were the following: (i) the individual's business and professional experience and accomplishments; (ii) the individual's ability to work effectively with the other Trustees; (iii) the individual's prior experience, if any, in the investment management industry; (iv) the individual's prior experience, if any, serving on the boards of public companies (including, when relevant, other investment companies) and/or other complex enterprises and organizations; and (v) how the individual's skills, experience and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

Each current Trustee's and the New Trustee Nominee's substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Funds, were a significant factor in the determination that the individual should serve as a Trustee. Below is a summary of each Trustee's and Nominee's professional experience and additional considerations that contributed to the Board's conclusion that such Trustee and Nominee should serve as a Trustee.

Current Independent Trustees and Independent Trustee Nominees

Howard W. Chin – Howard W. Chin has over 25 years of professional experience in the asset management industry. Most recently, as Managing Director of Fixed Income Securities at Guardian Life Insurance Company of America until 2013, Mr. Chin was responsible for managing multi-billion dollar structured products portfolios for Guardian's mutual funds, and general account. In addition, Mr. Chin was a member of the Investment Committee that determined Guardian's asset allocation among the various fixed income sectors.

Pamela M. J. Cox – Pamela M. J. Cox has over 30 years of professional experience in the World Bank Group, providing investment project financing and economic policy advice. At the time of her retirement in 2013, she was Senior Vice President, leading strategy and business development. She previously held positions as Vice President East Asia and Vice President Latin America, overseeing business strategy, investment portfolios, operations, client relationships, policy formulation and governance. Since retiring, she has held positions on nonprofit boards.

John D. Kavanaugh – John D. Kavanaugh is a CPA with over 37 years of public accounting experience with Ernst & Young (EY) providing audit, accounting and advisory services to a wide variety of clients in the financial services industry including registered investment companies and registered investment advisers. At the time of his retirement from EY in June of 2022, he was an assurance partner based in Dallas and the leader of EY's Financial Services Organization South Region Wealth and Asset Management Assurance Group. Mr. Kavanaugh also has previous experience on non-profit boards dedicated to assisting and mentoring financially constrained students through high school and college.

Maureen A. Miller – Maureen A. Miller is an attorney with over 35 years of professional experience gained through working at a financial services firm and law firms. Until her retirement from VedderPrice P.C. in 2024, she worked with a variety of investment companies, investment advisers, broker-dealers and fund boards on a range of issues including SEC regulations and compliance matters. She has also served on non-profit boards.

Donald P. Sullivan Jr. – Donald P. Sullivan Jr. has over 38 years of professional experience in the banking, securities, and financial services industries. At the time of his retirement in 2015, he was Senior Vice President of Agency Distribution at Guardian Life Insurance Company of America responsible for the growth and development of the National Career Agency Distribution Network. He previously served as President of Park Avenue Securities, Guardian's broker-dealer and registered investment adviser, overseeing product, compliance, operations, and strategy, as well as internal and external relationships.

Interested Trustee Nominee

Michael Stirling-Aird – Michael Stirling-Aird has over 24 years of professional experience in the investment management and financial services industries. Mr. Stirling-Aird is a partner of the Manager's parent firm, Baillie Gifford & Co, and with respect to the Manager, a Client Relationship Director with responsibility for servicing North American clients and Deputy Chair of the Manager's North American Management Group. He has served as the President of Baillie Gifford Funds since 2023.

The table below shows the value of equity securities beneficially owned by each current Trustee and each Nominee in (i) the Trust or (ii) any other registered investment companies overseen by the Board within the same family of investment companies as the Trust as of January 28, 2026 (or, in the case of the New Trustee Nominee, as of December 5, 2025).

As of January 28, 2026 (or, in the case of the New Trustee Nominee, as of December 5, 2025), no Independent Trustee or Independent Trustee Nominee or immediate family member of an Independent Trustee or Independent Trustee Nominee was a beneficial owner of any equity securities in (i) an investment adviser or principal underwriter of a Fund; or (ii) any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of a Fund.

Name of Nominee	Dollar Range of Shares held in each Series Fund (USD)	Aggregate Dollar Range of Shares held in all Series Funds (USD)
Current Independent Trustees and Independent Trustee Nominees
Howard W. Chin	Baillie Gifford Long Term Global Growth Fund — over $100,000	Over $100,000
Pamela M. J. Cox	Baillie Gifford Emerging Markets Equities Fund — $50,001-$100,000 Baillie Gifford Long Term Global Growth Fund — over $100,000	Over $100,000
John D. Kavanaugh	Baillie Gifford Long Term Global Growth Fund — over $100,000 Baillie Gifford U.S. Equity Growth Fund — over $100,000	Over $100,000
Maureen A. Miller	Baillie Gifford Emerging Markets
Equities Fund —
over $100,000
Baillie Gifford International Concentrated Growth Equities Fund —
$10,001-$50,000
Baillie Gifford Long Term Global
Growth Fund —
	$50,001-$100,000	Over $100,000

Name of Nominee	Dollar Range of Shares held in each Series Fund (USD)	Aggregate Dollar Range of Shares held in all Series Funds (USD)
Current Independent Trustees and Independent Trustee Nominees
Donald P. Sullivan Jr.	Baillie Gifford Long Term Global Growth Fund — $50,001-$100,000 Baillie Gifford International Concentrated Growth Equities Fund — over $100,000 Baillie Gifford U.S. Equity Growth Fund — over $100,000	Over $100,000
Robert E. Rigsby	Baillie Gifford Long Term Global Growth Fund — over $100,000 Baillie Gifford U.S. Equity Growth Fund — over $50,001-$100,000	Over $100,000
Current Interested Trustee and Interested Trustee Nominee
Michael Stirling-Aird	None	None

The information above relating to the experience, qualifications, attributes and skills of the Nominees and the current Trustees are furnished in response to requirements imposed by the SEC, do not constitute holding out the Board as a whole or any Nominee or current Trustee as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case. The Board believes that the significance of each Nominee's experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Nominee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Nominee, or particular factor, being indicative of Board effectiveness. However, the Board believes that Trustees need to be able to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Trust management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. The Board believes that each of the Nominees has these abilities. Experience relevant to having these abilities may be achieved through a Nominee's educational background; business, professional training or practice (e.g., finance or law), or academic positions; experience from service as a board member (including the Board) or as an executive of investment funds, significant private or not-for-profit entities or other organizations; and/or other life experiences. To assist them in evaluating matters under federal and state law, the Independent Trustees are counseled by their own separate, independent legal counsel, who participates in Board meetings and interacts with the Manager, and also may benefit from information provided by the Trust's and the Manager's legal counsel. Both Independent Trustee and Trust counsel have significant experience advising funds and fund board members. The Board and its committees have the ability to engage other experts, including the Funds' independent public accounting firm, as appropriate. The Board evaluates its performance on an annual basis.

If each Nominee is elected, it is anticipated that Mr. Stirling-Aird would remain Chair of the Board.

Shareholders who wish to send communications to the Board should send them to c/o Baillie Gifford Overseas Limited, 780 Third Avenue, 43rd Floor, New York, NY 10017, marked for the attention of the Board. All communications will be directed to the Board's attention.

Principal Officers of the Trust

The Board elects the officers of the Trust, each of whom serve at the pleasure of the Board. The following table lists the names and birth years of the officers, the positions held with the Trust and length of time served, their principal business occupations during the past five years, and any directorships held in a public company or registered investment company during the past five years. The business address of each officer is c/o Baillie Gifford Overseas Limited, 780 Third Avenue, 43rd Floor, New York, NY 10017. None of the officers listed below receives compensation from any of the Funds. No changes to the officers of the Trust are being proposed.

Name and Year of Birth(1)	Position(s) Held with Trust	Length of Time Served(2)	Principal Occupation During Past 5 Years(3)
Officers (other than officers who are also Trustees)(4)
David W. Salter 1975	Vice President	Since 2016(5)	Partner, Baillie Gifford & Co (parent of investment adviser)
Julie Paul 1975	Vice President	Since 2012	Manager, North American Funds Operations Department, Baillie Gifford & Co (parent of investment adviser)
Tim Campbell 1975	Vice President	Since 2014	Partner, Baillie Gifford & Co (parent of investment adviser); Manager, Baillie Gifford International LLC with oversight of marketing performed in North America
Lindsay Cockburn 1978	Treasurer	Since 2015	Manager, North American Funds Operations Department, Baillie Gifford & Co (parent of investment adviser)
Neil Riddell 1988	Chief Risk Officer	Since 2021	Partner and Head of Group Risk, Baillie Gifford & Co (parent of investment adviser)
Gareth Griffiths 1973	Secretary, Chief Legal Officer, Chief Compliance Officer and AML Compliance Officer	Secretary since 2015; Chief Legal Officer since 2017; Chief Compliance Officer and AML Compliance Officer since 2025	Senior Legal Counsel for Baillie Gifford & Co (parent of investment adviser)
Lesley-Anne Archibald 1988	Vice President	Since 2017	Manager, North American Funds Operations Department, Baillie Gifford & Co (parent of investment adviser)
Kelly Cameron 1989	Vice President	Since 2020	Relationship Director, Baillie Gifford Overseas Limited

(1)  The address of each officer of the Trust is c/o Baillie Gifford Funds, 780 Third Avenue, 43rd Floor, New York, NY 10017.

(2)  The officers of the Trust are elected annually by the Board.

(3)  Previous positions during the past five years with Baillie Gifford & Co, the Manager and Baillie Gifford Group are omitted if not materially different from the positions listed.

(4)  Michael Stirling-Aird serves as a Trustee (Chair of the Board) and President of the Trust. His information is set forth in the table relating to Trustees above.

(5)  Mr. Salter previously served as President of the Trust from 2016 through September 2023.

Board Compensation

The following table sets forth a summary of the compensation received by each Incumbent Trustee Nominee and current Trustee for services rendered as a trustee and, if applicable, committee chair for the fiscal year ended December 31, 2025. Each Independent Trustee received a retainer fee of $165,000. The chairs of the Audit Oversight Committee and the Nominating and Governance Committee received additional compensation of $15,000 and $7,000, respectively. The Trust pays no compensation to its officers or to the trustees who are interested persons of the Trust.

Name & Position	Total Compensation from all Funds of the Trust(1)(2)	Pension or Retirement Benefits Accrued As Part of Trust's Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex Paid to Trustees(1)(2)
Current Independent Trustees
Howard W. Chin, Trustee	$165,000	—	—	$165,000
Pamela M. J. Cox, Trustee and Chair of the Nominating and Governance Committee	$172,000	—	—	$172,000
John D. Kavanaugh, Trustee and Chair of the Audit Oversight Committee	$180,000	—	—	$180,000
Donald P. Sullivan Jr., Trustee	$165,000	—	—	$165,000
Current Interested Trustee
Michael Stirling-Aird, Trustee, Chair of the Board, and President	—	—	—	—

(1)  The total also includes compensation from Baillie Gifford China A Shares Growth Fund, Baillie Gifford Health Innovation Equities Fund, and Baillie Gifford U.S. Discovery Fund which were terminated as series of the Trust on January 27, 2025.

(2)  All Trustees receive reimbursements for reasonable expenses related to their attendance at the meetings of the Board or committees, which are not included in the amounts shown. The amounts shown indicate the aggregate compensation paid to the Trustees for their service on the Board of the Trust and its series. During the 2025 fiscal year, no Trustee accrued pension or retirement benefits as part of the Trust's expenses, and no Trustee is expected to receive annual benefits upon retirement.

Independent Registered Public Accounting Firm

Cohen & Company, Ltd. ("Cohen"), 342 North Water Street, Suite 830, Milwaukee, Wisconsin 53202, an independent registered public accounting firm, has served as the independent registered public accounting firm of the Trust since 2017. The Board unanimously approved the selection of Cohen as independent public accounting firm for the 2025 fiscal year on March 13, 2025.

The following tables present fees billed in each of the last two fiscal years for services rendered to the Trust by the Trust's independent registered public accounting firm:

All Funds (Fiscal Year End – December 31)

Fiscal Year	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
2024	$338,810	$18,649	$114,750	$0
2023	$367,300	$7,478	$108,000	$0

Audit fees include amounts for auditing and reporting on the financial statements and the financial highlights included in the Fund's annual report on Form N-CSR, issuance of the auditor's consent to be included in the Amendment to the Registration Statement, issuance of the auditor's report on internal controls for inclusion in Form N-CEN and provision of comments on the Trust's interim financial statements (as requested).

Audit-Related Fees include amounts for assurance and related services reasonably related to the performance of audits or the review of the Trust's financial statements, and that are not otherwise included under the heading "Audit fees."

Tax fees include amounts for services rendered to the Trust for tax compliance, tax planning and tax advice.

All Other Fees include amounts billed by the Trust's accountant for services rendered to the Trust and rendered to the Trust's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Trust.

Engagements that are required to be pre-approved by the Audit Oversight Committee of the Board may be pre-approved (i) at any regular or special meeting of the Audit Oversight Committee or (ii) by the Chair of the Audit Oversight Committee, provided that such member must report, for informational purposes only, any pre-approval decisions to the Board at its next regularly scheduled meeting.

All of the audit, audit-related, tax and other services related to the fees described above for which Cohen billed the Trust were pre-approved by the Audit Oversight Committee.

In evaluating the independence of the Trust's accountant, the Audit Oversight Committee considered the provision of non-audit services rendered to the Trust's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Trust. The Trust's principal accountant billed $15,200 for the fiscal year ended December 31, 2024 and $37,300 for the fiscal year ended December 31, 2023 for such services.

Shareholder Voting and Quorum Requirements Regarding the Proposal

With respect to the Proposal, the election of Trustees, an affirmative vote of the holders of a plurality of the Trust's shares present, by proxy or otherwise, at the Special Meeting is required to elect each individual nominated as a Trustee, provided that a quorum is present. Forty percent of the shares entitled to vote must be present, by proxy or otherwise, at the Special Meeting for there to be a quorum.

Board recommendation on the Proposal:

The Board unanimously recommends that
shareholders of the Funds vote "FOR" the
election of each Nominee.

FURTHER INFORMATION ABOUT VOTING

Solicitation of Voting Instructions. Voting instructions will be solicited primarily by mailing this Proxy Statement and its enclosures, but voting instructions may also be solicited through further e-mailings, telephone calls, personal interviews or mailings by officers. Officers of the Trust or their agents may solicit voting instructions by mail, e-mail, telephone, facsimile, internet, or in person. Each Fund has engaged Broadridge Investor Communication Solutions, Inc., 51 Mercedes Way, Edgewood, New York 11717, to assist in the distribution of proxy materials and the solicitation and tabulation of proxies for the Special Meeting, at an estimated cost of approximately $194,859 plus reasonable expenses. The Funds shall bear all of the costs of the Special Meeting, including the costs of printing and mailing this Proxy Statement and soliciting voting instructions.

The Special Meeting will be held in a virtual format only. Shareholders are invited to attend the Special Meeting by means of remote audio communication. Shareholders will not be able to attend the Special Meeting in person. To participate in the Special Meeting, Shareholders must register at https://www.viewproxy.com/BaillieGifford/broadridgevsm/. Shareholders will be required to enter their name, an email address, and the control number found on their proxy card or notice previously received. Shareholders who have lost or misplaced their control number, should call Baillie Gifford at 1-844-394-6127 to verify their identity and obtain their control number. Requests for registration must be received no later than 5:00 p.m. ET on Monday, April 27, 2026. Once registration is approved, the applicable shareholder will receive an email confirming their registration with an event link and optional dial-in information to attend the Special Meeting. A separate email will follow containing a password to enter at the event link in order to access the Special Meeting. Shareholders may vote during the Special Meeting at www.proxyvote.com. Shareholders will need their control number to vote.

Questions from shareholders to be considered at the Special Meeting must be submitted to Broadridge at https://www.viewproxy.com/BaillieGifford/broadridgevsm/ no later than 8:00 a.m. ET on Monday, April 27, 2026.

Shareholders whose shares are held by a broker, bank or other nominee must first obtain a "legal proxy" from the applicable nominee/record holder, who will then provide the shareholder with a newly-issued control number. Obtaining a legal proxy may take several days. Requests for registration should be received no later than 5:00 p.m. ET on Monday, April 27, 2026. Once shareholders have obtained a new control number, they must visit https://www.viewproxy.com/BaillieGifford/broadridgevsm/ and submit their name and newly issued control number in order to register to participate in and vote at the Special Meeting.

Any shareholder who does not expect to virtually attend the Special Meeting is urged to vote using the touch-tone telephone or internet voting instructions that follow or by indicating voting instructions on the enclosed proxy card, dating and signing it, and returning it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, shareholders are urged to respond promptly, no matter how large or small their holdings may be. If shareholders wish to wait until the Special Meeting to vote their shares, they will need to follow the instructions available on the Special Meeting's website during the Special Meeting in order to do so.

Only one copy of this Proxy Statement may be mailed to a shareholder holding shares in multiple accounts within a Fund or across several Funds. Additionally, unless the Trust has received contrary instructions, only one copy of this Proxy Statement will be mailed to a given address where two or more shareholders share that address. Additional copies of the Proxy Statement will be delivered promptly upon request. Requests may be sent to the Manager at Calton Square, 1 Greenside Row, Edinburgh, Scotland, UK EH1 3AN, or by emailing northamericanvehiclesteam@bailliegifford.com, or by telephoning collect 1-844-394-6127 (Attention: North American Vehicles Team) before 12:00 noon (Eastern Time) on any business day.

Quorum and Methods of Tabulation. The shareholders of each Fund vote together as a single class on the approval of the Proposal. Votes cast by proxy or by shareholders present at the Special Meeting will be counted by persons appointed as tellers (the "Tellers") for the Special Meeting. For the Proposal, forty percent of the shares entitled to vote must be present, by proxy or otherwise, at the Special Meeting for there to be a quorum. Each share shall be entitled to one vote.

The Tellers will count the total number of votes cast "for" approval of the Proposal for purposes of determining whether sufficient affirmative votes have been cast. The Tellers will count shares represented by proxies that reflect abstentions as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. An affirmative vote of the holders of a plurality of the Trust's shares present, by proxy or otherwise, at the Special Meeting is required to elect each individual nominated as a Trustee, provided that a quorum is present. Since the number of Nominees (six) equals the number of Trustees to be elected (six), a Nominee receiving any votes will be elected. Abstentions and broker non-votes do not represent votes cast for the Proposal but will be counted for purposes of determining whether a quorum is present. "Broker non-votes" are, with respect to the Proposal, shares held by a broker or nominee in respect of which instructions have not been received from the beneficial owners or persons entitled to vote, and for which the broker or nominee does not have a discretionary voting power, but for which a broker or nominee returns the proxy card or otherwise attends the Special Meeting without actually voting on the Proposal. Because the Proposal requires the affirmative vote of a plurality of the shares cast at the Special Meeting, abstentions and broker non-votes will have no effect on the Proposal.

A proxy purporting to be executed by or on behalf of a shareholder shall be deemed valid and the burden of proving invalidity shall rest on a challenger. A proxy with respect to Fund shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them.

Other Business. The Trustees know of no other business to be brought before the Special Meeting. However, if any other matters properly come before the Special Meeting, they intend that proxies that do not contain specific restrictions to the contrary be voted on such matters in accordance with the judgment of the persons named in the proxy card.

Revocation of Proxies. Proxies may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of the Trust, (ii) by a properly executed later-dated proxy received by the Secretary of the Trust, or (iii) by a vote of shareholders at the Special Meeting. Attendance at the Special Meeting will not in and of itself revoke a proxy. Shareholders may revoke a proxy as often as they wish before the Special Meeting. Only the latest dated, properly executed proxy card received prior to or at the Special Meeting will be counted.

Date for Receipt of Shareholders' Proposals for Subsequent Meetings of Shareholders. The Third Amended and Restated Agreement and Declaration of Trust does not provide for annual meetings of shareholders, but the Board may from time to time schedule special meetings. Shareholder proposals for inclusion in the Trust's proxy statement for any subsequent meeting must be received by the Trust a reasonable period of time prior to any such meeting.

Adjournment. In the event that a quorum with respect to the Proposal is not present and/or sufficient votes in favor of the Proposal are not received by the time scheduled for the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting with respect to the Proposal to permit further solicitation of proxies with respect to the approval of the Proposal. Any such adjournments will require the affirmative vote of a majority of the votes properly cast on the Proposal, whether or not a quorum is present, by proxy or otherwise, at the Special Meeting to be adjourned, as required by the Third Amended and Restated Agreement and Declaration of Trust. The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote in favor of the Proposal. They will withhold/abstain from voting for any such adjournment those proxies required to be withheld/abstained from voting for the Proposal.

Financial Information. A copy of the most recent Annual Report dated December 31, 2024, has previously been mailed to shareholders of each Fund that was operational as of that date. Upon request, the Trust will furnish, without charge, to any of its shareholders, a copy of the Annual Report of a Fund for its most recent fiscal year and a copy of its semiannual report for any subsequent semiannual period. The Trust will furnish such copies without charge via first-class mail within three business days of such request. Requests may be made in writing to the Manager at Calton Square, 1 Greenside Row, Edinburgh, Scotland, UK EH1 3AN, or by telephoning collect 1-844-394-6127, or by emailing northamericanvehiclesteam@bailliegifford.com (Attention: North American Vehicles Team). The annual and semiannual reports are also available on the Manager's website at http://USmutualfund.bailliegifford.com and on the EDGAR database on the Securities and Exchange Commission's website at www.sec.gov.

INFORMATION ABOUT THE TRUST

General Information and Mailing Address. The Trust is an open-end registered management investment company under the 1940 Act, and is organized as a Massachusetts business trust. Each Fund is a series of the Trust. The mailing address of the Trust and the Funds is 780 Third Avenue, 43rd Floor, New York, NY 10017.

Manager. Baillie Gifford Overseas Limited, Calton Square, 1 Greenside Row, Edinburgh, Scotland, UK, EH1 3AN, serves as the investment manager for the Funds.

Administrator. The Bank of New York Mellon, 240 Greenwich Street, New York, New York 10286, serves as the Funds' administrator pursuant to an Administrative Services Agreement.

Distributor. Baillie Gifford Funds Services LLC, Calton Square, 1 Greenside Row, Edinburgh, Scotland, UK, EH1 3AN, serves as the distributor for the Funds.

Outstanding Shares and Share Ownership. As of December 31, 2025 the following shares of each class of each Fund were outstanding, with each share entitled to one vote:

Fund	Class	Shares outstanding and entitled to vote
Baillie Gifford China Equities Fund	Institutional K	403,277.491 52,640.412
Baillie Gifford Emerging Markets Equities Fund	2 3 4 5 Institutional K	6,374,706.362 7,175,665.439 11,815,305.163 51,663,701.446 78,281,109.056 111,580,193.679
Baillie Gifford Emerging Markets ex China Fund	Institutional K	56,482.973 56,482.973
Baillie Gifford Global Alpha Equities Fund	2 3 4 5 Institutional K	6,042,247.207 3,433,663.071 0 0 2,812,250.111 22,508,397.237
Baillie Gifford International Alpha Fund	2 3 4 5 Institutional K	35,063,692.671 36,490,632.928 12,421,327.629 2,708,055.546 7,122,619.777 52,702,017.452
Baillie Gifford International Concentrated Growth Equities Fund	Institutional K	6,657,162.906 4,426,700.694
Baillie Gifford International Growth Fund	2 3 4 5 Institutional K	35,220,715.191 20,641,925.705 49,494,344.911 106,251,435.341 24,008,841.550 4,667,623.222

Fund	Class	Shares outstanding and entitled to vote
Baillie Gifford Long Term Global Growth Fund	2 3 4 5 Institutional K	1,009,477.666 2,021,569.511 0 0 8,237,855.838 15,193,456.798
Baillie Gifford U.S. Equity Growth Fund	Institutional K	335,971.165 290,626.661

For information about significant shareholders of each class of each Fund, please see Appendix A.

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT AT THE MEETING.

TO VOTE BY INTERNET OR TELEPHONE, PLEASE USE THE CONTROL NUMBER ON YOUR PROXY CARD AND FOLLOW THE INSTRUCTIONS AS DESCRIBED ON YOUR PROXY CARD.

January 30, 2026

APPENDIX A — NAME, ADDRESS AND PERCENTAGE OF OWNERSHIP OF "PRINCIPAL HOLDERS"

As of December 31, 2025, the name, address and percentage of ownership of each person who may be deemed to be a "principal holder" because such person owns of record or is known by the Trust to own beneficially 5% or more of any class of a Fund's outstanding shares is shown below. The Trust believes that no other person or group owns of record or beneficially 5% or more of the shares of any class of a Fund.

Investor	Investor Address	Percentage Ownership of Class
Baillie Gifford China Equities Fund
Baillie Gifford International LLC - Class K	780 Third Ave, 43rd Floor, New York, NY 10017-2024	100.00%
Charles Schwab & Co Inc Special Custody A/C FBO Customers - Institutional Class*	211 Main Street San Francisco, CA 94105	86.96%
Baillie Gifford International LLC - Institutional Class	780 Third Ave, 43rd Floor, New York, NY 10017-2024	13.04%
Baillie Gifford Emerging Markets Equities Fund
City of Austin Employees Retirement System - Class 3	4700 Mueller Blvd Suite 100 Austin, TX 78723	100.00%
Sacramento County Employees Retirement System - Class 4	980 9th Street, Suite 1900, Sacramento, CA 95814-2739	100.00%
Board of Trustees for the Maryland State Retirement and Pension System - Class 5	120 E Baltimore Street, 16th Floor, Baltimore, MD 21202-6703	56.53%
Baylor College of Medicine - Class 2	One Baylor Plaza MS209 Houston, TX 77030	55.03%
Charles Schwab & Co Inc Special Custody A/C FBO Customers - Institutional Class*	211 Main Street San Francisco, CA 94105	35.16%
City of Hope - Class 2	1500 E Duarte Road, Duarte, CA 91010-3000	23.57%
National Financial Services LLC - Institutional Class*	499 Washington Blvd, 4th Floor, Jersey City, NJ 07310	23.16%
FedEx Corporation Employee Pension Trust - Class 5	942 S Shady Grove Road Memphis, TN 38120	20.30%
SEI Private Trust Company - Class K*	1 Freedom Valley Drive Oaks, PA 19456	19.33%
Beckman Research Institute of The City of Hope - Class 2	1450 E Duarte Road, Duarte, CA 91010-3008	18.62%
Charles Schwab & Co Inc Special Custody A/C FBO Customers - Class K*	211 Main Street San Francisco, CA 94105	14.58%
Pershing LLC - Institutional Class*	PO Box 2052 Jersey City, NJ 07303	12.64%
LPL Financial FBO Customer Accounts - Institutional Class*	PO Box 509046 San Diego, CA 92150-9046	11.95%
Raymond James Omnibus for Mutual Funds House Account - Institutional Class*	880 Carillon Parkway St Petersburg, FL 33716	11.47%
Northern Trust C/O Custodian - Class K*	50 S Lasalle Street, Chicago, IL 60675	9.89%
Fresno County Employees Retirement Association - Class K	7772 N Palm Avenue, Fresno, CA 93711-5734	8.38%
State Street Bank and Trust Company, As Trustee for PwC Defined Contribution Investment Trust - Class K	1776 Heritage Drive North Quincy, MA 02171	8.01%
Fire and Police Pension Association of Colorado - Class 5	7979 East Tufts Avenue Ste 900 Denver CO 80237-2985	7.45%

Investor	Investor Address	Percentage Ownership of Class
AT&T Services Inc. SBC Master Pension Trust - Class 5	208 S Akard St, 27th Fl, Dallas, TX 75202	7.19%
Empower Trust FBO Wells Fargo & Co - Class K	8515 E Orchard Rd, Greenwood Village, CO 80111	6.91%
The Salvation Army A Georgia Corporation - Class 5	1424 Northeast Expwy Atlanta, GA 30329	5.58%
Mac & Co - Class K*	500 Grant Street Room 151-1010 Pittsburgh, PA 15258	5.52%
Baillie Gifford Emerging Markets ex China Fund
Baillie Gifford International LLC - Class K	780 Third Ave, 43rd Floor, New York, NY 10017-2024	100.00%
Baillie Gifford International LLC - Institutional Class	780 Third Ave, 43rd Floor, New York, NY 10017-2024	100.00%
Baillie Gifford Global Alpha Equities Fund
Meristem Global Equity Fund - Class 3	701 Carlson Parkway, Suite 1400, Minnetonka, MN 55305-5229	100.00%
SSM Health Care Portfolio Management Company - Class 2	12312 Olive Blvd, 4th Fl, Saint Louis, MO 63141	100.00%
National Financial Services LLC - Institutional Class*	499 Washington Blvd, 4th Floor, Jersey City, NJ 07310	75.47%
The Ministers and Missionaries Benefit Board of American Baptist Churches - Class K	475 Riverside Dr, STE 1700, New York, NY 10115-0049	38.90%
First Premier Bank - Class K	6010 S Minnesota Ave, Ste 208, Sioux Falls, SD 57108	34.03%
Mac & Co - Class K*	500 Grant Street Room 151-1010 Pittsburgh, PA 15258	20.54%
SEI Private Trust Company - Institutional Class*	1 Freedom Valley Drive Oaks, PA 19456	18.81%
Northern Trust C/O Custodian - Class K*	50 S Lasalle Street, Chicago, IL 60675	6.12%
Charles Schwab & Co Inc Special Custody A/C FBO Customers - Institutional Class*	211 Main Street San Francisco, CA 94105	5.69%
Baillie Gifford International Alpha Fund
Sysco Corporation Retirement Plan Trust - Class 5	99 High Street Boston, MA 02110	100.00%
Ameren Master Retirement Trust - Class 4	1901 Chouteau Avenue St Louis, Missouri 63166	68.09%
National Financial Services LLC - Institutional Class*	499 Washington Blvd, 4th Floor, Jersey City, NJ 07310	48.70%
Factory Mutual Insurance Company - Class K	270 Central Avenue Johnston, RI 02919-4949	41.62%
Charles Schwab & Co Inc Special Custody A/C FBO Customers - Institutional Class*	211 Main Street San Francisco, CA 94105	41.10%
City of Phoenix Public Employees Retirement Plan - Class 3	200 W Washington 10th Fl Phoenix, AZ 85003	36.18%
Ameren Health and Welfare Trust - Class 4	1901 Chouteau Avenue St Louis, Missouri 63166	31.91%
SEI Private Trust Company - Class K*	1 Freedom Valley Drive Oaks, PA 19456	22.28%

Investor	Investor Address	Percentage Ownership of Class
Trust Fund for Pinnacle West Corp - Class 2	400 N Fifth St Phoenix, AZ 85004	17.90%
Commander Navy Installation Command Millington Detachment - Class 2	7800 Third Ave Bldg 457 Millington, TN 38055	17.87%
American Family Mutual Insurance Company Investment Division - Class 3	6000 American Parkway Madison, WI 53783	16.95%
The Employees Retirement Plan of The National Education Association - Class 2	1201 16th St NW, Ste 210, Washington, DC 20036	16.57%
Charles Stewart Mott Foundation - Class 2	201 W Big Beaver Rd Suite 900 Troy, MI 48084	16.12%
Aware Integrated Inc - Class 3	3535 Blue Cross Rd Eagan, MN 55122	16.09%
North Slope Borough - Class 2	PO Box 69 Barrow, AK 99723-0069	9.36%
University of South Florida Foundation Inc - Class 2	4202 E Fowler Ave, ALC 100, Tampa, FL 33620	9.21%
Battelle Memorial Institute - Class 3	505 King Ave Columbus, OH 43201	8.95%
Northern Trust C/O Custodian - Class K*	50 S Lasalle Street, Chicago, IL 60675	7.48%
Blue Cross Blue Shield of MN (Tobacco) - Class 3	3535 Blue Cross Rd Eagan, MN 55122	7.03%
Blue Cross Blue Shield of MN - Class 3	3535 Blue Cross Rd Eagan, MN 55122	6.50%
Voya Retirement Plan - Class 2	5780 Powers Ferry Rd Atlanta, GA 30327	6.49%
Retirement System of Allegheny County - Class 2	Room 106 County Office Building, 542 Forbes Ave Pittsburgh, PA 15219	6.48%
Gerlach & Co, LLC / Citibank - Class K	3800 Citigroup Center, Building B3-14, Tampa, FL 33610	6.25%
HMO Minnesota DBA Blue Plus - Class 3	3535 Blue Cross Rd Eagan MN 55122-1154	5.23%
Baillie Gifford International Concentrated Growth Equities Fund
Pershing LLC - Class K*	PO Box 2052 Jersey City, NJ 07303	91.90%
Charles Schwab & Co Inc Special Custody A/C FBO Customers - Institutional Class*	211 Main Street San Francisco, CA 94105	63.09%
National Financial Services LLC - Institutional Class*	499 Washington Blvd, 4th Floor, Jersey City, NJ 07310	19.59%
Morgan Stanley Smith Barney LLC - Institutional Class*	1 New York Plaza, 12th Floor, New York, NY 10004	12.43%
SEI Private Trust Company - Class K*	1 Freedom Valley Drive Oaks, PA 19456	5.86%
Baillie Gifford International Growth Fund
Teachers Retirement System of The State of Kentucky - Class 5	479 Versailles Rd Frankfort, KY 40601	100.00%
Independence Blue Cross LLC - Class K	1901 Market Street Philadelphia, PA 19103	47.89%
National Financial Services LLC - Institutional Class*	499 Washington Blvd, 4th Floor, Jersey City, NJ 07310	47.88%
The Carle Foundation Trust - Class 3	611 W Park St Urbana, IL 61801-2595	40.29%
Aerospace Employees Retirement Plan - Variable - Class 3	2310 E El Segundo Blvd El Segundo, CA 90245	33.96%
Jacksonville Police and Fire Pension Fund - Class 4	1 W Adams St Ste 100 Jacksonville, FL 32202	32.61%

Investor	Investor Address	Percentage Ownership of Class
Iowa Peace Officers Retirement Accident and Disability System - Class 4	State Capitol Building, Room 114, Des Moines, IA 50319	29.98%
Mitra & Co C/O Reliance Trust Company - Class K	4900 West Brown Deer Road, Milwaukee, WI 53223	29.69%
Charles Schwab & Co Inc Special Custody A/C FBO Customers - Institutional Class*	211 Main Street San Francisco, CA 94105	28.65%
Presbyterian Healthcare Services Wells Fargo Bank - Class 3	9521 San Mateo Blvd Ne Albuquerque, NM 87113-2237	25.75%
City of Jacksonville Retirement System - Class 4	117 West Duval St, Ste 300, Jacksonville, Fl 32202	25.31%
The McKnight Foundation Trust - Class 2	710 S Second St, STE 400, Minneapolis, MN 55401	19.68%
City of Gainesville Employees Pension Plan Fund - Class 2	200 East University Ave Gainesville, FL 32601	16.46%
Pershing LLC - Class K*	PO Box 2052 Jersey City, NJ 07303	16.29%
Truist Bank as Custodian for Piedmont Hospital Quasi Endowment - Class 2	303 Peachtree St, STE 1400, Atlanta, GA 30303	14.62%
SEI Private Trust Company - Institutional Class*	1 Freedom Valley Drive Oaks, PA 19456	12.43%
Northwell Health Inc. - Class 2	972 Brush Hollow Rd Westbury, NY 11590	12.34%
Christus Health - Class 2	5101 N O'Connor Blvd Irving, TX 75039-5714	12.15%
Iowa Judicial Retirement System - Class 4	State Capitol Building, Room 114, Des Moines, IA 50319	12.09%
The Lynde And Harry Bradley Foundation Inc - Class 2	1400 N Water Street Ste 300 Milwaukee, WI 53202	11.34%
Austin Firefighters Relief and Retirement Fund Trust - Class 2	4101 Parkstone Heights Dr, STE 270, Austin, TX 78746	6.41%
Pershing LLC - Institutional Class*	PO Box 2052 Jersey City, NJ 07303	6.05%
Baillie Gifford Long Term Global Growth Fund
Longwood Foundation Inc - Class 3	100 West 10th Street, Suite 1109, Wilmington, DE 19801	100.00%
HRK Investments LLP - Class 2	2550 University Ave W STE 413N St Paul , MN 55114-1904	99.69%
National Financial Services LLC - Institutional Class*	499 Washington Blvd, 4th Floor, Jersey City, NJ 07310	54.71%
Charles Schwab & Co Inc Special Custody A/C FBO Customers - Institutional Class*	211 Main Street San Francisco, CA 94105	36.38%
Northern Trust C/O Custodian - Class K*	PO BOX 92956 Chicago, IL 60675-2994	30.45%
State Street Bank and Trust Company, As Trustee for Retirement Accumulation Plan for Partners of PwC - Class K	1776 Heritage Drive North Quincy, MA 02171	22.76%
National Financial Services LLC - Class K*	499 Washington Blvd, 4th Floor, Jersey City, NJ 07310	18.28%
KeyBank NA - Class K	PO Box 94871, Cleveland, OH, 44101-4871	6.34%

Investor	Investor Address	Percentage Ownership of Class
Baillie Gifford U.S. Equity Growth Fund
Daytona Beach Police & Fire Retirement System - Class K	2503 Del Prado Blvd S, Suite 502, Cape Coral, FL 33904-5709	95.18%
Charles Schwab & Co Inc Special Custody A/C FBO Customers - Institutional Class*	211 Main Street San Francisco, CA 94105	67.39%
National Financial Services LLC - Institutional Class*	499 Washington Blvd, 4th Floor, Jersey City, NJ 07310	21.54%

*  The named record owner is believed to hold shares of-record only.

APPENDIX B

BAILLIE GIFFORD FUNDS

BAILLIE GIFFORD ETF TRUST

BAILLIE GIFFORD INSTITUTIONAL TRUST
(each referred to below as the "Trust")

AUDIT OVERSIGHT COMMITTEE CHARTER

1.  The Audit Oversight Committee shall be composed entirely of independent Trustees.

The members of the Audit Oversight Committee shall be elected by the Board by majority vote from time to time and serve until their retirement, resignation, they no longer serve on the Board of the Trust or their successors shall be duly elected and qualified.

2.  The purposes of the Audit Oversight Committee are:

(a)  to oversee the Trust's accounting and financial reporting policies and practices, its internal control over financial reporting and, as appropriate, the internal controls over financial reporting of certain service providers;

(b)  to oversee the quality and objectivity of the Trust's financial statements and the independent audit thereof;

(c)  to approve prior to appointment the engagement of the Trust's independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust's independent auditors; and

(d)  to act as a liaison between the Trust's independent auditors and the full Board of Trustees.

The function of the Audit Oversight Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control over financial reporting, and the auditor's responsibility to plan and carry out a proper audit. Specifically, the Trust's management is responsible for: (1) the preparation, presentation and integrity of the Trust's financial statements; (2) the maintenance of appropriate accounting and financial reporting principles and policies; and (3) the maintenance of internal control over financial reporting and other procedures designed to assure compliance with accounting standards and related laws and regulations. The independent auditors are responsible for planning and carrying out an audit consistent with appropriate legal and professional standards and the terms of their engagement letter. Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of the Trust's service providers, including the auditors.

Although the Audit Oversight Committee is expected to take a detached and questioning approach to the matters that come before it, the review of the Trust's financial statements by the Audit Oversight Committee is not an audit, nor does the Committee's review substitute for the responsibilities of the Trust's management for preparing, or the independent auditors for auditing, the financial statements. Members of the Audit Oversight Committee are not full-time employees of the Trust and, in serving on this Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures.

In discharging his or her duties, a member of the Audit Oversight Committee is entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of the Trust whom the trustee reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the trustee reasonably believes are within the person's professional or expert competence; or (3) a Board committee of which the trustee is not a member.

Membership of the Audit Oversight Committee shall not be deemed to impose on any Trustee an obligation or duty, or to imply any experience, expertise, or knowledge, different from or greater than that of any other Trustee.

3.  To carry out its purposes, the Audit Oversight Committee shall have the following duties and powers:

(a)  to approve prior to appointment the engagement of auditors to annually audit and provide their opinion on the Trust's financial statements, to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate matters potentially affecting the independence and capabilities of the auditors;

(b)  to approve prior to appointment the engagement of the auditor to provide other audit services to the Trust or to provide non-audit services to the Trust, its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the Trust's investment adviser) or any entity controlling, controlled by, or under common control with the investment adviser ("adviser affiliate") that provides ongoing services to the Trust, if the engagement relates directly to the operations and financial reporting of the Trust;

(c)  to delegate to one member of the Audit Oversight Committee the responsibility for the pre-approval of engagements of the Trust's auditors to provide any of the services described in (b) above which need to commence before the next regularly scheduled meeting of the Committee or the Board of Trustees, provided that such member must report, for informational purposes only, any pre-approval decisions to the Committee or the Board at its next regularly scheduled meeting, and to approve, to the extent deemed appropriate by the Committee, any policies and procedures for pre-approval of the engagement of the Trust's auditors;

(d)  to consider whether the non-audit services provided by the Trust's auditor to the Trust's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the Trust's investment adviser) or any adviser affiliate that provides ongoing services to the Trust, which services were not pre-approved by the Audit Oversight Committee, are compatible with maintaining the auditor's independence;

(e)  to consider information and comments from the auditors with respect to the Trust's accounting and financial reporting policies, procedures and internal control over financial reporting (including the Trust's critical accounting policies and practices), to consider management's responses to any such comments and, to the extent the Audit Oversight Committee deems necessary or appropriate, to promote improvements in the quality of the Trust's accounting and financial reporting;

(f)  to consider information and comments from the auditors with respect to, and meet with the auditors (including private meetings as necessary) to discuss any matters of concern relating to, the Trust's financial statements, including any adjustments to such statements recommended by the auditors, and to review the auditors' opinion on the Trust's financial statements;

(g)  to review the arrangements for and scope of the annual audit and any special audits;

(h)  to consider the effect upon the Trust of any changes in accounting principles or practices proposed by management or the auditors;

(i)  to review with the Trust's principal executive officer and/or principal financial officer in connection with required certifications on Form N-CSR any significant deficiencies in the design or operation of internal control over financial reporting or material weaknesses therein and any reported evidence of fraud involving management or other employees who have a significant role in the Trust's internal control over financial reporting;

(j)  to address reports from attorneys or auditors of possible violations of federal or state law or fiduciary duty, including any auditor reports of illegal acts made to the Audit Oversight Committee pursuant to Section 10A(b)(1) of the Securities Exchange Act of 1934, as amended;

(k)  to review the fees charged by the auditors for audit and non-audit services;

(l)  to investigate improprieties or suspected improprieties in Trust operations, including pursuant to paragraph 3(j) above;

(m)  to establish procedures for (i) the receipt, retention, and treatment of complaints received by a Trust regarding accounting, internal accounting controls, or auditing matters, and (ii) the confidential, anonymous submission by applicable covered persons of concerns regarding questionable accounting or auditing matters, in each case as and when required by applicable rules;

(n)  to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate;

(o)  to consult with the Board, as requested, in connection with the Board's determination whether one or more members of the Committee qualify as an "audit committee financial expert";

(p)  to perform such other functions and to have such powers as may be necessary or appropriate in the efficient and lawful discharge of the powers provided in this Charter; and

(q)  to undertake such additional actions within the scope of its responsibilities as the Board determines.

4.  The Committee shall meet on a regular basis and is empowered to hold special meetings as circumstances require.

5.  The Committee shall meet as necessary with the Treasurer of the Trust and with internal auditors, if any, for the management company.

6.  The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants as the Committee deems necessary, and the authority to obtain specialized training for Audit Oversight Committee members, at the expense of the Trust.

7.  The Committee may select one of its members to be the chair.

8.  The Committee shall review this Charter periodically and recommend any changes to the full Board of Trustees.

Notwithstanding anything to the contrary herein, the use of this form of Audit Oversight Committee Charter (this "Charter"), which applies to multiple entities each identified herein as "the Trust" is for ease of administration only, and by adopting this Charter, each Trust shall be deemed to have adopted separate Audit Oversight Committee charters, each containing terms and provisions identical to those contained in this Charter. Furthermore, this Charter shall constitute separate and discrete Charter with respect to each Trust as if set out in a separate writing adopted by such Trust alone.

Adopted:  June 28, 2001 – Baillie Gifford Funds October 2, 2025 – Baillie Gifford Institutional Trust and Baillie Gifford ETF Trust
Amended:  March 14, 2004 March 20, 2014 February 24, 2020 October 2, 2025 December 9, 2025

APPENDIX C

BAILLIE GIFFORD FUNDS

BAILLIE GIFFORD ETF TRUST

BAILLIE GIFFORD INSTITUTIONAL TRUST
(each referred to below as the "Trust")

NOMINATING AND GOVERNANCE COMMITTEE CHARTER

I.  PURPOSE

The Nominating and Governance Committee is a committee of the Board of the Trust. Its primary function is to select individuals who would qualify to serve as independent trustees and nominate trustees for membership on the Board.

II.  COMPOSITION

The Nominating and Governance Committee shall be comprised of two or more board members as determined by the Board, each of whom shall be an independent trustee. For purposes of the Nominating and Governance Committee, a trustee is independent if he or she is not an "interested person" of the Trust as that term is defined in the Investment Company Act of 1940.

The members of the Nominating and Governance Committee shall be elected by the Board by majority vote from time to time and serve until their retirement, resignation, they no longer serve on the Board of the Trust or their successors shall be duly elected and qualified. The Chair shall be elected by the members of the Nominating and Governance Committee by majority vote.

III.  MEETINGS

The Nominating and Governance Committee shall meet at least once annually and otherwise as needed. Meetings (including telephone meetings) may be called by the Chair or a majority of the members of the Nominating and Governance Committee upon reasonable notice to the other members of the Nominating and Governance Committee.

IV.  RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Nominating and Governance Committee shall:

Board Nominations and Functions

1.  Select individuals to serve as independent trustees of the Trust. The principal criterion for selection of candidates to serve as independent trustees is their ability to carry out the responsibilities of the Board.

2.  Periodically consider the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board.

3.  Nominate candidates for trustee for election by the Board or shareholders, as appropriate.

4.  Review this Charter, annually, and recommend changes, if any, to the Board.

5.  Periodically review Independent Trustee compensation and recommend any appropriate changes to the Board.

6.  Determine process for annual self-evaluation of Board performance.

7.  Oversee a program for the orientation of new independent trustees.

Committee Nominations and Functions

8.  Identify and recommend individuals for membership on all committees of the Board and periodically review committee assignments.

9.  Review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized.

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Other Powers and Responsibilities

10.  Investigate any other matter brought to its attention within the scope of its duties.

11.  Perform any activities consistent with this Charter, the Trust's Declaration of Trust, By-Laws and governing law, as the Nominating and Governance Committee or the Board deems necessary or appropriate. The Committee shall have the power to retain outside counsel or other experts for this purpose at the expense of the Trust, to assist it in carrying out its responsibilities if, in its judgment, that is appropriate.

12.  Report its significant activities to the Board.

Notwithstanding anything to the contrary herein, the use of this form of Nominating and Governance Committee Charter (this "Charter"), which applies to multiple entities each identified herein as "the Trust" is for ease of administration only, and by adopting this Charter, each Trust shall be deemed to have adopted separate Nominating and Governance Committee charters, each containing terms and provisions identical to those contained in this Charter. Furthermore, this Charter shall constitute separate and discrete Charter with respect to each Trust as if set out in a separate writing adopted by such Trust alone.

Approved: March 25, 2010
Amended: March 21, 2013, March 20, 2014, March 19, 2015, September 23, 2015 and March 13, 2019, October 2, 2025

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KEEP THIS PORTION FOR YOUR RECORDSDETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date BAILLIE GIFFORD FUNDS 780 THIRD AVENUE, 43RD FLOOR NEW YORK, NY 10017 2. Transact such other business as may properly come before the Special Meeting or any postponement(s) or adjournment(s) thereof. V81747-[TBD] ! ! ! The Board of Trustees recommends you vote FOR the following: The Board unanimously recommends that you vote "FOR" the approval of the Proposal discussed above. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name. 1. To elect the Trustees. Nominees: For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below. 01) Howard W. Chin 02) Pamela M. J. Cox 03) John Kavanaugh 04) Maureen A. Miller 05) Michael Stirling-Aird 06) Donald P. Sullivan Jr. To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com or scan the QR Barcode above 3) Follow the instructions provided on the website. 4) To attend and vote at the meeting, please register at https://www.viewproxy.com/BaillieGifford/broadridgevsm/ To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate box on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided. SCAN TO VIEW MATERIALS & VOTEw

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Proxy Statement is available at www.proxyvote.com. You can register to attend the virtual shareholder meeting at https://www.viewproxy.com/BaillieGifford/broadridgevsm/ V81748-[TBD] The undersigned hereby appoints Gareth Griffiths, Lesley-Anne Archibald, Alec Provost, and Christopher Labosky, and each of them separately, as Proxies of the undersigned, with full power of substitution, and hereby authorizes each of them to vote on behalf of the undersigned all shares of the Funds listed above that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund(s) to be held at 9:00 a.m., Eastern Time, on April 28, 2026, as a virtual shareholder meeting and at any postponements or adjournments thereof, as fully as the undersigned would be entitled to vote if personally present. This proxy will be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts and applicable federal securities laws. The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the laws of The Commonwealth of Massachusetts and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby. This proxy is solicited by the Board of Trustees of Baillie Gifford Funds on behalf of the Funds. The Board recommends that you vote FOR the proposal. This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the proposal. Abstentions do not constitute a vote FOR the proposal. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting. Dear Shareholder: Your vote is important. Please record your voting instructions on this card, sign it on the reverse side, and return in the envelope provided. BAILLIE GIFFORD FUNDS Proxy for a meeting of shareholders to be held on April 28, 2026 This proxy is solicited on behalf of the Board of Trustees of Baillie Gifford Funds Continued and to be signed on reverse side